SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): November 20, 2002


                           MAINSOURCE FINANCIAL GROUP
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Registrant's press release dated November 20, 2002 disclosing its execution of an agreement, which is intended to lead to the merger of First Community Bancshares, Inc. into MainSource Financial Group, Inc., attached hereto as
Exhibit 99.1, is incorporated herein.


Item 7.  Financial Statements and Exhibits

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

 Exhibit No.   Description
 -----------   -----------

    99.1       MainSource Financial Group to Acquire First Community Bancshares,
               Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           INDIANA UNITED BANCORP


                           November 22, 2002

                           /s/ James L. Saner Sr
                           -------------------------------------------------
                           James L. Saner Sr
                           President and Chief Executive Officer

                           November 22, 2002

                           /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer


                           November 22, 2002

                           /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer

                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

    99.1       MainSource Financial Group to Acquire First Community Bancshares,
               Inc.